 SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

THE SINGING MACHINE COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required

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THE SINGING MACHINE COMPANY, INC.
6601 Lyons Road, Building A-7
Coconut Creek, Florida 33073
(954) 596-1000

October 10, 2007

To Our Stockholders:

I am pleased to invite you to attend the Annual Meeting of Stockholders of The Singing Machine Company, Inc. (the "Company") to be held on Monday, November 5, 2007 at 9:00 a.m. EST at the Company's executive offices located at 6601 Lyons Road, Building A-7, Coconut Creek, Florida 33073.

Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting in person, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed envelope which requires no postage if mailed in the United States. Instructions on the proxy card will tell you how to vote by returning your proxy card by mail. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously returned your proxy card.

We appreciate your support and continued interest in the Company.

Sincerely,

/s/ Carol Lau
Carol Lau
Chairwoman of the Board

THE SINGING MACHINE COMPANY, INC.
6601 Lyons Road, Bldg. A-7
Coconut Creek, Florida 33073
(954) 596-1000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Stockholders:

Our Annual Meeting of Stockholders of the Company will be held on Monday, November 5, 2007 at 9:00 a.m. EST at the Company's executive offices which are located at 6601 Lyons Road, Bldg. A-7, Coconut Creek, Florida 33073.

The agenda of the meeting includes the following:

1. To elect seven directors to serve until the next Annual Meeting of Shareholders and until their successors shall be elected and qualified (Proposal No. 1);

2. To ratify the appointment of Berkovits, Lago & Company, LLP, as the Company's independent certified public accountants for the fiscal year ending March 31, 2008 (Proposal No. 2); and

3. To consider and transact such other business as may properly come before the Annual Meeting.

Only shareholders of record at the close of business on October 1, 2007 are entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "FOR" each of the proposals. The Company intends to mail the Annual Report, Proxy Statement and Proxy Card enclosed with this notice on or about October 10, 2007, to all stockholders entitled to vote at the Annual Meeting. If you were a stockholder of record of the Company's common stock (AMEX: SMD) on October 1, 2007, the record date for the Annual Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting. Shareholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed proxy card in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously returned your proxy card.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE AND IN FAVOR OF EACH PROPOSAL SET FORTH ABOVE.

By Order of the Board of Directors

/s/ Carol Lau
Carol Lau
Chairwoman of the Board

Coconut Creek, Florida
October 10, 2007

TABLE OF CONTENTS-UPDATE PAGE #’S

IMPORTANT: Please SIGN, DATE, and RETURN the enclosed Proxy Card immediately whether or not you plan to attend the Annual Meeting. A return envelope, which requires no postage, if mailed in the United States, is enclosed for your convenience.

THE SINGING MACHINE COMPANY, INC.
6601 Lyons Road, Bldg. A-7
Coconut Creek, Florida 33073
(954) 596-1000

PROXY STATEMENT

FOR ANNUAL MEETING
OF SHAREHOLDERS
To Be Held November 5, 2007

General

We are providing these proxy materials in connection with the solicitation by the Board of Directors of The Singing Machine Company, Inc. of proxies to be voted at our Annual Meeting of Shareholders, and at any postponement or adjournment of this meeting. Our Annual Meeting will be held on November 5, 2007 at our executive offices which are located at 6601 Lyons Road, Bldg. A-7, Coconut Creek, Florida 33073. In this proxy statement, The Singing Machine Company, Inc. is referred to as the "Company," "we," "our" or "us."

Our principal executive offices are located at 6601 Lyons Road, Bldg. A-7, Coconut Creek, Florida 33073. Our proxy statement and the accompanying proxy card are first being mailed to our shareholders on or about October 10, 2007.

Purpose of the Annual Meeting

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including the election of directors and ratification of the appointment of our independent auditors. In addition, management will report on the performance of the Company during fiscal year 2007 and respond to questions from stockholders.

Outstanding Securities and Voting Rights

Only holders of record of our common stock at the close of business on October 1, 2007, the record date, will be entitled to notice of, and to vote at the Annual Meeting. On that date, we had 29,948,876 shares of common stock outstanding. Each share of common stock is entitled to one vote at the Annual Meeting.

A majority of the outstanding shares of common stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. As noted above, as of the record date, 29,948,876 shares of our common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 14,974,439 votes will be required to establish a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining whether a quorum exists. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

In tabulating the voting results for any proposal, shares that constitute broker “non-votes” are not considered entitled to vote on that proposal. Thus, broker “non-votes” will not affect the outcome of any matter being voted on at the meeting assuming a quorum is obtained. Abstentions will have the same effect as a vote against a proposal.

Proxy Voting

Shares for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted "FOR" Proposal 1 - the election of each of the nominees to the Board named herein and "FOR" Proposal 2 - the ratification of Berkovits, Lago and Company, LLP as our independent certified public accountants for the fiscal year ending March 31, 2008. If however, other matters are properly presented, the person named in the proxies in the accompanying proxy card will vote in accordance with their discretion with respect to such matters.

Because many of our stockholders are unable to personally attend the Annual Meeting, the Board of Directors of the Company solicits the enclosed proxy so that each stockholder is given an opportunity to vote. This proxy enables each stockholder to vote on all matters which are scheduled to come before the meeting. When the Proxy Card is returned and properly executed, the stockholder's shares will be voted according to the stockholder's directions. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed Proxy card.

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares of common stock are represented by certificates in your name so that you appear as a stockholder on the records of our transfer agent, Continental Stock Transfer & Trust Company, a proxy card for voting those shares will be included within this Proxy Statement. You may vote those shares by completing, signing and returning the proxy card in the enclosed envelope.

If you own shares in street name, meaning that your shares of common stock are held by a bank or brokerage firm, you may instead receive a voting instruction form with this Proxy Statement that you may use to instruct your bank or brokerage firm how to vote your shares. As with a proxy card, you may vote your shares by completing, signing and returning the voting instruction form in the envelope provided.

All votes will be tabulated by the Inspector of Elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. A list of the stockholders entitled to vote at the Annual Meeting will be available at the Company's office located at 6601 Lyons Road, Bldg. A-7, Coconut Creek, Florida 33073, for a period of ten (10) days prior to the Annual Meeting for examination by any stockholder.

Attendance and Voting at the Annual Meeting

If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by proxy card. If you own common stock in street name, you may attend the Annual Meeting but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting by one of the methods described above, even if you plan on attending the Annual Meeting. If you have already voted prior to the meeting, you may nevertheless change or revoke your vote at the Annual Meeting in the manner described below.

Revocation

If you own common stock of record, you may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Any stockholder owning common stock in street name may change or revoke previously granted voting instructions by contacting the bank or brokerage firm holding the shares or by obtaining a legal proxy from such bank or brokerage firm and voting in person at the Annual Meeting.

Vote required to approve each proposal

The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders at the Annual Meeting. A properly executed Proxy marked "WITHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

Ratification of the appointment of Berkovits, Lago and Company, LLP as the Company's independent auditors for fiscal year 2008 will require the affirmative vote of the holders of at least a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

MANAGEMENT

The following table sets forth certain information with respect to our executive officers and directors as of October 1, 2007:

Name	Age	Position

Anton H. Handal *	52	Chief Executive Officer
Danny Zheng *	37	Chief Financial Officer
Alicia Haskamp	59	Senior Vice President of Sales and Product Development
Carol Lau	58	Chairwoman
Josef A. Bauer	68	Director
Harvey Judkowitz	62	Director
Bernard Appel	75	Director
Stewart A. Merkin	64	Director
Peter Hon	66	Director
Yat Tung Lau	28	Director

* Mr. Handal was appointed as our Chief Executive Officer on June 21, 2007. Mr. Zheng resigned as our Interim Chief Executive Officer on the same date.

Anton “Tony” H. Handal became the Chief Executive Officer of the Singing Machine in June of 2007. Mr. Handal is also the founder and principal of the Handal & Associates Law Firm.  Since 1998, Mr. Handal has acted as U.S. legal counsel for Starlight International Holdings, Ltd., an electronic manufacturing corporation that is also a large shareholder of the Company. Mr. Handal has also served as a member of the Villa View Hospital Board of Directors and is a former member of the Board of Trustees of the San Diego Railroad Museum. Mr. Handal has also acted as counsel to the San Diego Convention Center Corporation. Mr. Handal is a member of the California and Florida State Bars; the Bar of the Federal District Court of the Northern, Southern and Central Districts of California and Florida and also a member of the Ninth Circuit Court of Appeals. He is a graduate of the University of California at Los Angeles (UCLA) school of Economics and received a Juris Doctorate degree from the Southwestern University School of Law.

Danny Zheng has been part of the Singing Machine management team since April 2004 and served as Financial Controller and principal accounting officer until April 5, 2005 when he became the Chief Financial Officer of the Singing Machine. From January 1, 2007 to June 21, 2007, Mr. Zheng also served as the Interim CEO of the Company. Mr. Zheng is a Certified Public Accountant licensed by the state of Delaware. He held controller and Vice President of finance positions with various private and public companies. Previously, he was employed by a regional New York CPA firm as a tax consultant for 4 years. Mr. Zheng also served as a General Manager from 1999 to 2002 for the PC Ware International Miami branch, a Taiwanese based computer manufacturer. He was responsible for its distribution, marketing and finance operation in six countries throughout Latin America. He also served as Director of Operations for PC Micro, a joint venture computer manufacturer in Manaus, Brazil from 1999 to 2002. Mr. Zheng earned a B.S. degree in accounting from Nankai University in China. Mr. Zheng is currently pursuing an Executive MBA degree at the Wharton School, University of Pennsylvania.

Carol Lau joined the Starlight Group in 1987 and was appointed to the position of President of Starlight Randix Corporation, a wholly-owned subsidiary of the Starlight group in 1993. In 2001, she became the Chief Financial Officer of Cosmo Communications Corporation. Prior to joining the Starlight group, from 1978 to 1987 Ms. Lau held positions in auditing and financial management with the Australian Government. Ms. Lau was a Certified Public Accountant (CPA) in Australia and is a licensed CPA in Massachusetts. She holds a Bachelor of Business degree from the Curtin University in Australia and a Graduate Diploma in Computer Science from the Canberra University in Australia. Ms. Lau joined the Company’s board on January 12, 2007.

Josef A. Bauer has served as a director since October 15, 1999. Mr. Bauer previously served as a director of the Singing Machine from February 1990 until September 1991 and from February 1995 until July 1997, when we began our Chapter 11 proceedings. Mr. Bauer presently serves as the Chief Executive Officer of the following three companies: Banisa Corporation, a privately owned investment company, since 1975; Trianon, a jewelry manufacturing and retail sales company since 1978 and Seamon Schepps, also a jewelry manufacturing and retail sales company since 1999.

Harvey Judkowitz has served as a director since March 29, 2004 and is the chairman of the Audit Committee. He is licensed as a Certified Public Accountant in New York and Florida. From 1988 to the present date, Mr. Judkowitz has conducted his own CPA practices. He has served as the Chairman and CEO of UniPro Financial Services, a diversified financial services company up until the company was sold in September of 2005. He presently is the Chairman of AHM Financial Services Inc., a start-up management company.

Bernard S. Appel has served as a director since October 31, 2003. He spent 34 years at Radio Shack, beginning in 1959. At Radio Shack, he held several key merchandising and marketing positions and was promoted to the position of President in 1984 and to Chairman of Radio Shack and Senior Vice President of Tandy Corporation in 1992. Since 1993 through the present date, Mr. Appel has operated the private consulting firm of Appel Associates, providing companies with merchandising, marketing and distribution strategies, creative line development and domestic and international procurement.

Stewart Merkin has served as a director since December 1, 2004. Mr. Merkin, founding partner of the Law Office of Stewart A. Merkin, has been practicing law in Miami, Florida since 1974. His core legal practice areas include corporate and securities law, as well as mergers and acquisitions and international transactions. He was awarded both J.D. and M.B.A. degrees from Cornell University, as well as a B.S. from The Wharton School, University of Pennsylvania. He has been admitted to the Florida and New York State Bar since 1972 and 1973, respectively

Peter Hon has been a non-executive of the Starlight group since 1998. Mr. Hon passed the College of Law qualifying examination in 1969 in the United Kingdom and began practicing law in Hong Kong in that year after being admitted to the High Court of Hong Kong. He has been the principal of Hon and Co, a law firm in Hong Kong for the past 37 years. Mr. Hon joined the Company’s board on January 12, 2007.

Yat Tung Lau joined the Starlight group in 2003 as assistant to the Chairman of the Board and is now head of corporate relations. He is also responsible for local sales in China and heads the computer information systems department for the Starlight group. From 2002 to 2003, he held a marketing executive position at the Storage Technology Corporation. Mr. Lau holds a Bachelor of Arts degree in business marketing from Indiana University. Mr. Lau joined the Company’s board on January 12, 2007.

CORPORATE GOVERNANCE AND RELATED MATTERS

Board Committees and Meetings

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified; unless the director resigns or by reasons of death or other cause is unable to serve in the capacity of director.

The Board meets regularly during the year to review matters affecting our company and to act on matters requiring Board approval. It also holds special meetings whenever circumstances require and may act by unanimous written consent. During fiscal 2007, there were 12 meetings of the Board. All persons who were serving as directors during fiscal 2007 attended at least 75% of the aggregate of the meetings of the Board and committees of which they were members except for Yat Tung Lau and Peter Hon. During fiscal 2007, the persons serving on our Board of Directors were Yi Ping Chan, Bernard Appel, Harvey Judkowitz, Marc Goldberg, Stewart Merkin, Carol Lau, Yat Tung Lau, Peter Hon and Jay Bauer. As of October 1, 2007, the persons serving on our Board are Jay Bauer, Carol Lau, Bernard Appel, Harvey Judkowitz, Peter Hon, Yat Tung Lau and Stewart Merkin.

Board Committees

We have an audit committee, an executive compensation/stock option committee and a nominating committee.

Audit Committee. As of October 1, 2007, the audit committee consists of Messrs. Judkowitz (Chairman), Appel and Merkin. The Board has designated Mr. Judkowitz as the "audit committee financial expert," as defined by Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934. The Board has determined that Messrs. Judkowitz, Merkin and Appel are "independent directors" within the meaning of the listing standards of the American Stock Exchange. The audit committee recommends the engagement of independent auditors to the board, initiates and oversees investigations into matters relating to audit functions, reviews the plans and results of audits with our independent auditors, reviews our internal accounting controls, and approves services to be performed by our independent auditors. During fiscal 2007, the Audit Committee held two (2) meetings.

Executive Compensation/Stock Option Committee. As of October 1, 2007, the executive compensation/stock option committee consists of Ms. Carol Lau (Chairwoman), Messrs. Judkowitz and Bauer. The executive compensation/stock option committee considers and authorizes remuneration arrangements for senior management and grants options under, and administers our employee stock option plan. During fiscal 2007, the Executive Compensation/Stock Option Committee did not hold any meetings; however there were several breakout sections during regular board meetings.

Nominating Committee. As of October 1, 2007, the nominating committee consists of Messrs. Appel (Chairman), Bauer, Merkin and Yat Tung Lau. The nominating committee is responsible for reviewing the qualifications of potential nominees for election to the Board of Directors and recommending the nominees to the Board of Directors for such election. During fiscal 2007, the Nominating Committee held two (2) meetings.

Nomination of Directors

As provided in its charter and our company's corporate governance principles, the Nominating Committee is responsible for identifying individuals qualified to become directors. The Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Nominating Committee members, (2) our other directors, (3) our stockholders, and (4) our Chief Executive Officer. In evaluating potential candidates for director, the Nominating Committee considers the entirety of each candidate's credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;

•	the ability to exercise sound judgment;

•	the ability to make independent analytical inquiries;

•	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

•	the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

•	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

•
whether the person's nomination and election would enable the Board to have a member that qualifies as an "audit committee financial expert" as such term is defined by the Securities and Exchange Commission (the "SEC") in Item 401 of Regulation S-K;

•	whether the person would qualify as an "independent" director under the listing standards of the American Stock Exchange;

•	the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

•	the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

The Nominating Committee will consider director candidates recommended by stockholders provided such recommendations are submitted in accordance with the procedures set forth below. In order to provide for an orderly and informed review and selection process for director candidates, the Board of Directors has determined that stockholders who wish to recommend director candidates for consideration by the Nominating Committee must comply with the following:

•	The recommendation must be made in writing to the Corporate Secretary, The Singing Machine Company, Inc., 6601 Lyons Road, Bldg. A-7, Coconut Creek, Florida 33073.

•
The recommendation must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person's ownership of the Company's common stock.

•
The recommendation shall also contain a statement from the recommending shareholder in support of the candidate; professional references, particularly within the context of those relevant to board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and the like; and personal references.

•
A statement from the shareholder nominee indicating that such nominee wants to serve on the Board and could be considered "independent" under the Rules and Regulations of the American Stock Exchange and the Securities and Exchange Commission ("SEC"), as in effect at that time.

All candidates submitted by stockholders will be evaluated by the Nominating Committee according to the criteria discussed above and in the same manner as all other director candidates.

DIRECTOR'S COMPENSATION

During fiscal 2007, our compensation package for our non-employee directors consisted of grants of stock options, cash payments, stock issuances and reimbursement of costs and expenses associated with attending our Board meetings. Our eight non-employee directors during fiscal 2007 were Messrs. Bauer, Appel, Judkowitz, Goldberg, Hon, Carol Lau, Yat Tung Lau and Merkin.

During fiscal 2007, we have implemented the following compensation policy for our directors.

•
An initial grant of 20,000 Singing Machine stock options with an exercise price determined as the closing price on the day of joining the board. The options will vest in one year and expire in ten years while they are board members or 90 days once they are no longer board members.

•	An annual cash payment of $7,500 will be made for each completed full year of service or prorated for a partial year. The payment will be made as of March 31.

•
An annual stock grant of stock equivalent in value to $2,500 for each completed full year of service or prorated for a partial year. The stock price at grant will be determined at the closing price on the day of the Annual Shareholder Meeting. The actual grant will be made on or before March 31.

•
An annual grant of 20,000 Singing Machine stock options with an exercise price determined as the closing price on the day of the Annual Shareholder Meeting. If the Annual Meeting is held less than 6 months after the board member first joined the board he or she will not receive another option grant.

•	Independent board members will receive a $500 fee for each board meeting and annual meeting they attend. Committee meetings and telephone board meetings will be compensated with a $200 fee.

•	All expenses will be reimbursed for attending board, committee and annual meetings or when their presence at a location away from home is requested.

The following table sets forth with respect to the named director, compensation information inclusive of equity awards and payments made in the fiscal year ended March 31, 2007. All option awards were granted from our Year 2001 Stock Option Plan.

Name	Fees Earned or Paid in Cash	Stock Awards	Option (4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (5)	Total

Yi Ping Chan (1)	$-	$-	$-	$-	$-	$-	$-
Bernie Appel	$10,500	$2,500	$7,400	$-	$-	$-	$20,400
Jay Bauer	$10,500	$2,500	$7,400	$-	$-	$-	$20,400
Marc Goldberg (2)	$10,200	$2,500	$7,400	$-	$-	$3,639	$23,739
Peter Hon (3)	$1,603	$534	$7,400	$-	$-	$-	$9,537
Harvey Judkowitz	$10,500	$2,500	$7,400	$-	$-	$-	$20,400
Carol Lau (3)	$2,103	$534	$7,400	$-	$-	$-	$10,037
Yat Tung Lau (3)	$2,103	$534	$7,400	$-	$-	$-	$10,037
Stewart Merkin	$10,700	$2,500	$7,400	$-	$-	$-	$20,600

(1)	Yi Ping Chan was our former Interim Chief Financial Officer and Chief Operating Officer and did not receive additional compensation for serving as our director.

(2)	Marc Goldberg resigned from our board effective January 12, 2007

(3)	Carol Lau, Yat Tung Lau and Peter Hon joined our board effective January 12, 2007.

(4)
Refer to Note 1 “Stock Based Compensation” in the Notes to the Consolidated Financial Statements included in our Annual Report filed on July 16, 2007 on Form 10K for the relevant assumptions used to determine the valuation of our option awards.

(5)	Includes payments for consulting services provided.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

To our knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the year ended March 31, 2007, its officers, directors and 10% shareholders complied with all Section 16(a) filing requirements.

EXECUTIVE COMPENSATION

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Chief Executive Officer and other named executive officers of our Company whose total compensation exceeded $100,000 (collectively, the “named officers”) for fiscal year 2007.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (1)	Non-Equity incentive plan compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All other compensation (2)	Total Compensation
Yi Ping Chan (3)	2007	$245,115	$-	$-	$24,000	$-	$-	$56,025	$325,140
Former Interim CEO & COO

Danny Zheng (4)	2007	$159,231	$-	$-	$20,000	$-	$-	$13,894	$193,125
Former Interim Chief Executive Officer & Chief Financial Officer

Alicia Haskamp	2007	$152,500	$-	$-	$20,000	$-	$-	$44,435	$216,935
Senior Vice President of Sales & Product Development

Dennis Norden (5)	2007	$126,325	$-	$-	$10,000	$-	$-	$12,479	$148,804

*Anton H. Handal became the Chief Executive Officer on June 21, 2007 and did not receive any compensation from the Company during fiscal year 2007

(1)Represents stock-based compensation expense for the fiscal year ended March 31, 2007, for stock options granted in 2007 under SFAS 123(R), Share based payments as discussed in Note 1, “Stock Based Compensation” of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed on July 16, 2007.

(2) Includes matching contributions under our 401(k) savings plan, medical and life insurance pursuant to the executive's employment agreement and other expenses described herein. For Yi Ping Chan for fiscal year 2007, this amount includes $40,000 in moving expenses per the separation agreement dated December 6, 2006. For Alicia Haskamp, a housing allowance of approximately $27,000 is included.

(3) Yi Ping Chan resigned as Interim CEO and Chief Operating Officer effective December 31, 2006. Any exercisable options expired 90 days after leaving the Company.

(4) Mr. Danny Zheng joined our Company on April 19, 2004 as financial controller and became our Chief Financial Officer on April 5, 2005 and our Interim Chief Executive Officer on January 1, 2007. On June 21, 2007, Mr. Zheng resigned as our Interim Chief Executive Officer and Mr. Anton “Tony” H. Handal was appointed as our Chief Executive Officer.

(5) Mr. Norden was terminated by the Company effective December 8, 2006. Any exercisable options expired 90 days after leaving the Company.

OPTION GRANTS IN FISCAL 2007

The following table sets forth information regarding stock option awards to our named executive officers under our Year 2001 Stock Option Plan during the fiscal year ended March 31, 2007:

GRANTS OF PLAN BASED AWARDS

Name and Principal Position	Grant Date	All Other Option Awards: Number of Securities Underlying Options(#)	Exercise or Base Price of Option Awards ($/Sh) (1)	Grant Date Fair Value of Stock and Option Awards (2)

Yi Ping Chan	4/10/2006	120,000	$0.33	$24,000
Former Interim CEO & COO

Danny Zheng	4/10/2006	100,000	$0.33	$20,000
Chief Financial Officer & Former Interim Chief Executive Officer

Alicia Haskamp	4/10/2006	100,000	$0.33	$20,000
Senior Vice President of Sales & Product Development

Dennis Norden	4/10/2006	50,000	$0.33	$10,000
Former Vice President of Sales

(1) The exercise price of the stock option awards is equal to the closing price of the common stock as reported by the American Stock Exchange on the date of the grant of the award.

(2) Refer to Note 1 “Stock Based Compensation” in the Notes to the Consolidated Financial Statements included in our Annual Report filed July 16, 2007 on Form 10K for the relevant assumptions used to determine the valuation of our option awards.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information with respect to grants of options to purchase our common stock under our Year 2001 Stock Option Plan to the named executive officers during the fiscal year ended March 31, 2007:

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Yi Ping Chan	-	-	N/A	N/A	N/A
Former Interim CEO & COO

Danny Zheng	7,200	4,800	N/A	1.05	4/26/2014
Chief Financial Officer & Fomer Interim Chief Executive Officer	23,333	46,667		0.60	5/8/2015
	30,000	-		0.34	1/19/2011
	-	100,000		0.33	4/9/2011
	60,533	151,467
Alicia Haskamp
Senior Vice President of Sales & Product Development	14,400	3,600	N/A	9.00	10/31/2012
	30,000	-		5.60	3/7/2013
	8,400	5,600		1.97	12/19/2013
	10,600	-		1.97	12/19/2013
	26,667	53,333		0.60	5/8/2015
	-	100,000		0.33	4/9/2011
	90,067	162,533

Dennis Norden	-	-	N/A	N/A	N/A
Former Vice President of Sales

*The Company does not grant any stock-based awards

EMPLOYMENT AGREEMENTS

The Company has an employment contract with its Chief Financial Officer as of March 31, 2007. The employment agreement was entered into on July 20, 2006, with Danny Zheng, Chief Financial Officer of the Company. Based on the agreement, Mr. Zheng’s base salary is $160,000 per year. The agreement also includes a monthly car allowance of $500 per month and a bonus, which is at the sole discretion of the Company’s Board of Directors. The agreement expires on July 17, 2008. In the event of a termination without cause, as defined in the agreement, the employee would be entitled to his base salary earned up to the effective date of termination.

Mr. Zheng received a cash bonus of $12,000 in fiscal year 2006. He did not receive any cash bonus in fiscal year 2007.

We awarded Mr. Zheng options to purchase 12,000 shares of our common stock, which vest in 5 years, at an exercise price of $1.05 per share in April 2004. We awarded 70,000 stock options, which vest in 3 years, to Mr. Zheng at exercise price of $0.60 on May 9, 2005. On January 20, 2006, the Company granted 30,000 stock options, which vest in 1 year, at an exercise price of $.34 per share. On April 10, 2006, Mr. Zheng was given stock options, which vest in 1 year, to purchase 100,000 shares of our common stock at an exercise price of $.33 per share. All of these options were granted under our Year 2001 Stock Option Plan and were granted at a price that was equal to closing price of our common stock on the date of grant.

In addition, the Company entered into an employee agreement with Alicia Haskamp, Senior Vice President of Sales and Product Development, on October 4, 2006. Based on the agreement, the base salary is $160,000 per year. The agreement also includes a monthly car allowance of $500 per month and a bonus, which is based on hardware net sales revenue. The agreement expires on October 31, 2008. In the event of a termination without cause, as defined in the agreement, the employee would be entitled to their base salary earned up to the effective date of termination.

Anton H. Handal who became our Chief Executive Officer effective June 21, 2007, has no employment agreements with the Company as of the date of this report.

SEPARATION AND CONSULTING AGREEMENTS

On December 6, 2006, the Company entered into a separation and release agreement with Yi Ping Chan, former interim chief executive officer and chief operating officer of the Company. Per the agreement, Mr. Chan is entitled to a severance payment equal to $72,916, in addition to a relocation expense of $40,000. These amounts were included in the general and administrative expenses for the twelve months ended March 31, 2007.

EQUITY COMPENSATION PLANS AND 401(K) PLAN

We have two stock option plans: our 1994 Amended and Restated Stock Option Plan ("1994 Plan") and our Year 2001 Stock Option Plan ("Year 2001 Plan"). Both the 1994 Plan and the Year 2001 Plan provide for the granting of incentive stock options and non-qualified stock options to our employees, officers, directors and consultants As of March 31, 2007, we had 13,050 options issued and outstanding under our 1994 Plan and 1,369,840 options are issued and outstanding under our Year 2001 Plan.

The following table gives information about equity awards under our 1994 Plan and the Year 2001 Plan.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDINGS OPTION, WARRANTS AND RIGHTS	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES IN COLUMN (A))

Equity Compensation Plans approved by Security Holders	1,382,890	$1.86	625,160

Equity Compensation Plans Not approved by Security Holders	0	$0	0

YEAR 1994 PLAN

Our 1994 Plan was originally adopted by our Board of Directors in May 1994 and was approved by our shareholders on June 29, 1994. Our shareholders approved amendments to our 1994 Plan in March 1999 and September 2000. The 1994 Plan reserved for issuance up to 1,950,000 million shares of our common stock pursuant to the exercise of options granted under the Plan. As of March 31, 2003, we had granted all the options that are available for grant under our 1994 Plan. As of March 31, 2007, we have 13,050 options issued and outstanding under the 1994 Plan and all of these options are fully vested as of March 31, 2007.

YEAR 2001 PLAN

On June 1, 2001, our Board of Directors approved the Year 2001 Plan and it was approved by our shareholders at our special meeting held September 6, 2001. The Year 2001 Plan was developed to provide a means whereby directors and selected employees, officers, consultants, and advisors of the Company may be granted incentive or non-qualified stock options to purchase common stock of the Company. The Year 2001 Plan authorizes an aggregate of 1,950,000 shares of the Company `s common stock with a maximum of 450,000 shares to any one individual in any one fiscal year. The shares of common stock available under the Year 2001 Plan are subject to adjustment for any stock split, declaration of a stock dividend or similar event. At March 31, 2007, we have granted 1,369,840 options under the Year 2001 Plan, 569,257 of which are fully vested.

The Year 2001 Plan is administered by our Stock Option Committee ("Committee"), which consists of two or more directors chosen by our Board. The Committee has the full power in its discretion to (i) grant options under the Year 2001 Plan, (ii) determine the terms of the options (e.g. - vesting, exercise price), (iii) to interpret the provisions of the Year 2001 Plan and (iv) to take such action as it deems necessary or advisable for the administration of the Year 2001 Plan.

Options granted to eligible individuals under the Year 2001 Plan may be either incentive stock options ("ISO's"), which satisfy the requirements of Code Section 422, or nonstatutory options ("NSO's"), which are not intended to satisfy such requirements. Options granted to outside directors, consultants and advisors may only be NSO's. The option exercise price will not be less than 100% of the fair market value of the Company's common stock on the date of grant. ISO's must have an exercise price greater to or equal to the fair market value of the shares underlying the option on the date of grant (or, if granted to a holder of 10% or more of our common stock, an exercise price of at least 110% of the under underlying shares fair market value on the date of grant). The maximum exercise period of ISO's is 10 years from the date of grant (or five years in the case of a holder with 10% or more of our common stock). The aggregate fair market value (determined at the date the option is granted) of shares with respect to which an ISO are exercisable for the first time by the holder of the option during any calendar year may not exceed $100,000. If that amount exceeds $100,000, our Board of the Committee may designate those shares that will be treated as NSO's.

Options granted under the Year 2001 Plan are not transferable except by will or applicable laws of descent and distribution. Except as expressly determined by the Committee, no option shall be exercisable after thirty (30) days following an individual's termination of employment with the Company or a subsidiary, unless such termination of employment occurs by reason of such individual's disability, retirement or death. The Committee may in its sole discretion, provide in a grant instrument that upon a change of control (as defined in the Year 2001 Plan) that all outstanding option issued to the grantee shall automatically, accelerate and become full exercisable. Additionally, the obligations of the Company under the Year 2001 Plan are binding on (1) any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company or (2) any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company. In the event of any of the foregoing, the Committee may, at its discretion, prior to the consummation of the transaction, offer to purchase, cancel, exchange, adjust or modify any outstanding options, as such time and in such manner as the Committee deems appropriate.

401(K) PLAN

Effective January 1, 2001, we adopted a voluntary 401(k) plan. All employees with at least one year of service are eligible to participate in our 401(k) plan. We make a matching contribution of 100% of salary deferral contributions up to 3% of pay, plus 50% of salary deferral contributions from 3% to 5% of pay for each payroll period. The amounts charged to earnings for contributions to this plan and administrative costs during the years ended March 31, 2007, 2006 and 2005 totaled approximately $39,460, $39,572 and $30,025, respectively.

REPORT OF THE EXECUTIVE COMPENSATION/STOCK OPTION COMMITTEE ON EXECUTIVE COMPENSATION

The Report of the Executive Compensation/Stock Option Committee on Executive Compensation does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

EXECUTIVE COMPENSATION PHILOSOPHY

PHILOSOPHY

The Executive Compensation Committee believes that the Singing Machine must maintain short and long-term executive compensation plans that enable us to attract and retain well-qualified executives. Furthermore, we believe that our compensation plans must also provide a direct incentive for our executives to create shareholder value. A well designed executive compensation plan will align the interests between the executives and the shareholders as well as creating a positive environment of goals, performances and rewards.

We believe that the executive compensation should reflect the success of the management team, rather than the individual, in attaining the key operating objectives such as revenues growth, operation cost reduction, fund raising and the appreciation of the stock price. A clear measurement should be established to reward the performance. We will also evaluate our executive compensation package by comparison to similar companies to ensure the competitiveness of our compensation.

In furtherance of this philosophy, the compensation of our executives generally consists of three components: base salary, annual cash incentives and long-term performance-based incentives.

BASE SALARIES

Annual base salaries for executive officers are initially determined by evaluating the responsibility of the position and the experience and the skill sets of the individual. Also taken into consideration is the competitiveness of the market place for executive talent, including a comparison of base annual salaries with comparable positions within similar companies.

INCENTIVE CASH BONUSES

Generally, we award cash bonuses to our management employees and other employees, based on their personal performance in the past year and overall performance of our Company. The overall performance of our Company includes the revenue growth, reduction of the operation expenses, fund raising and the stock price appreciation.

LONG TERM COMPENSATION - STOCK OPTION GRANTS

We have utilized stock options to motivate and retain executive officers and other employees for the long-term. We believe that stock options closely align the interests of our executive officers and other employees with those of our stockholders and provide a major incentive to building stockholder value. Options are typically granted annually, and are subject to vesting provisions to encourage officers and employees to remain employed with the Company. Our stock options are usually granted at a price equal to or above the fair market value of our common stock on the date of grant. As such, our officers only benefit from the grant of stock options if our stock price appreciates. Generally, we try to tie bonus payments to our financial performance. However, if an individual has made significant contributions to our Company, we will provide them with a bonus payment for their efforts even if our Company's financial performance has not been strong.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

On October 17, 2003, Yi Ping Chan became our Interim Chief Executive Officer. Mr. Chan's salary was $250,000 per year, as set forth in his employment agreement. In July 2003, Mr. Chan agreed to accept 15% of his salary during the nine-month period between July 1, 2003 through March 31, 2004 in the form of stock rather than cash. We also agreed to grant Mr. Chan options to purchase 150,000 shares of our common stock, at an exercise price of $5.60 per share, of which 50,000 options vest each year and to reimburse him for moving expenses of up to $40,000. Mr. Chan has voluntarily cancelled the 150,000 options on May 10, 2006.

We did not grant any cash bonuses to Mr. Chan in fiscal 2006 or fiscal 2007.

We awarded Mr. Chan options to purchase 52,800 shares of our common stock at an exercise price of $1.97 per share in December 2003. These shares were voluntarily cancelled in fiscal year 2007. We awarded 80,000 stock options to Mr. Chan at exercise price of $0.60 on May 9, 2005. On April 10, 2006, Mr. Chan was given stock options, which vest in 1 year, to purchase 120,000 shares of our common stock at an exercise price of $.33 per share. All of these options were granted under our Year 2001 Stock Option Plan and were granted at a price that was equal to closing price of our common stock on the date of grant. Mr. Chan's options, with the exception of the options granted in fiscal 2007, vest at a rate of one-third per year over a period of three years. Mr. Chan resigned as Interim Chief Executive Officer of the Company effective as of December 31, 2006.

Danny Zheng served as the Company’s Interim Chief Executive Officer from January 1, 2007 through June 21, 2007. During this time, Mr. Zheng had an employment contract, for the Chief Financial Officer position, which was entered into on July 20, 2006. Based on the agreement, Mr. Zheng’s base salary is $160,000 per year. The agreement also includes a monthly car allowance of $500 per month and a bonus, which is at the sole discretion of the Company’s Board of Directors. The agreement expires on July 17, 2008. Mr. Zheng was not granted any cash bonuses in fiscal 2007.

COMPENSATION COMMITTEE REPORT

The compensation committee is responsible for discharging the responsibilities of the board with respect to compensation of executive officers. The compensation committee sets performance goals and objectives for the chief executive officer and the other executive officers, evaluates their performance with respect to those goals and sets their compensation based upon the evaluation of their performance. The compensation committee assesses the information it receives in accordance with its business judgment. The compensation committee also periodically reviews director compensation. All decision with respect to executive and director compensation are approved by the compensation committee and recommended to the full board of directors for ratification.

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis (the “CD&A”) for the year ended March 31, 2007 with management. In reliance on the reviews and discussions referred to above, the compensation committee recommended to the board, and the board has approved, that the CD&A be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2007 that was filed with the SEC on July 16, 2007.

Submitted by the Compensation Committee of the Board of Directors:

Carol Lau (Chairwoman), Jay Bauer & Harvey Judkowitz

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of our Executive Compensation Committee in the fiscal year ended March 31, 2007 were Ms. Carol Lau (Chairwoman), Messrs. Judkowitz and Bauer. None of the members of the Compensation Committee in fiscal 2007 were or are current officers or employees of the Singing Machine or any of its subsidiaries. None of these persons have served on the board of directors or on the compensation committee of any other entity that has an executive officer serving on our board of directors or on our Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth as of October 1, 2007 certain information concerning beneficial ownership of our common stock by:

•	all directors of the Singing Machine,

•	all named executive officers of the Singing Machine; and

•	persons known to own more than 5% of our common stock.

We had 29,948,876 shares of our common stock issued and outstanding. In addition, the following amounts were included as they will be exercisable within 60 days of October 1, 2007: 2,500,000 stock warrants and 984,593 stock options issued under the 1994 and 2001 Stock Option Plans.

As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights.

Name and position of owner	Title of Class	Shares of Common Stock (1)	Percent of Common Stock

Yi Ping Chan	Common Stock	21,580	*
Former Interim CEO snd Chief Operating Officer

Danny Zheng	Common Stock	186,267	*
Chief Financial Officer & Former Chief Executive Officer

Alicia Haskamp	Common Stock
Senior Vice President of Sales and Product Development		266,733	*

Dennis Norden	Common Stock
Former Vice President of Sales		-	*

Joseph Bauer (2)	Common Stock	1,336,141	4.00%
Director

Bernard Appel	Common Stock	74,022	*
Director

Harvey Judkowitz	Common Stock	74,022	*
Director

Carol Lau	Common Stock	574	*
Chairwoman

Yat Tung Lau	Common Stock	574	*
Director

Peter Hon	Common Stock	574	*
Director

Marc Goldberg	Common Stock	2,688	*
Former Director

Stewart Merkin	Common Stock	51,675	*
Director

Koncept International Ltd (3)	Common Stock	17,875,536	53.55%
Majority Shareholder

Gentle Boss Investments Ltd	Common Stock	2,100,000	6.29%
Shareholder

All Directors and Executive Officers as a Group	Common Stock	1,748,117	5.24%

*Less than 1%.

(1) Includes as to the person indicated the following outstanding stock options to purchase shares of the Company’s Common Stock issued under the 1994 and 2001 Stock Option Plans, which will be vested and exercisable within 60 days of October 1, 2007: 186,267 options held by Danny Zheng; 1666,733 options held by Alicia Haskamp; 102,740 options held by Jay Bauer; 60,000 options held by Bernie Appel; 60,000 options held by Harvey Judkowitz and 40,000 held by Stewart Merkin.

(2) Includes 138,423 shares held individually by Mr. Bauer, 299,016 held by Mr. Bauer’s wife, 178,374 held jointly by Mr. Bauer and his wife, 369,400 shares held by Mr. Bauer’s pension account, 245,500 shares held in Mr. Bauer’s Family LTD Partnership, 2,688 shares of common stock for fiscal year 2007 service and 102,740 issuable upon the exercise of stock options that can be exercisable within 60 days of October 1, 2007.

(3) Includes 2,500,000 stock warrants exercised on April 10, 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On or about July 10, 2003, an officer and two directors of our Company advanced $1 million to our Company pursuant to written loan agreements. The officer is Yi Ping Chan and the directors were Josef A. Bauer and Howard Moore. Mr. Moore resigned from our Board, effective as of October 17, 2003. Additionally, Maureen LaRoche, a business associate of Mr. Bauer, participated in the financing. The loans are subordinated to the factoring company and accrued interest at 9.5% per annum. These loans were originally scheduled to be repaid by October 31, 2003, but were extended past March 31, 2006. All interest was accrued, and the unpaid amount totaled approximately $9,500 as of March 31, 2007. A portion of the loans and the accrued interest in the amount of $409,500 has been converted into 563,274 shares of common stock at $0.72 per share on January 5, 2005. In addition, another portion of the loans in the amount of $200,000 has been converted into 277,778 shares of common stock on May 18, 2005. On December 4, 2006, Yi Ping Chan was repaid $25,244 ($25,000 principle and $244 interest). On November 29, 2005 Maureen LaRoche was repaid $107,917 ($100,000 principle and $7,917 interest) and $50,000 of principle on August 15, 2006. The balance of related party loan as of March 31, 2007 was $225,000. The remainder of the loans will be extended for 3 years at an interest rate of 5.5%.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The Audit Committee is responsible for assisting the Board in monitoring (1) the quality and integrity of our financial statements, (2) our compliance with regulatory requirements and (3) the independence and performance of our independent auditors. Among other responsibilities, the Audit Committee reviews, in its oversight capacity, our annual financial statement with both management and the independent auditors and meets periodically with our independent auditors to consider their evaluation of our financial and internal controls. The Audit Committee also recommends to the Board of Directors the selection of the company's independent certified public accountants. The Audit Committee is composed of three directors and operates under a written charter adopted and approved by the Board of Directors. During fiscal 2007, all of the Audit Committee members were non-employee directors and were independent as defined by the AMEX listing standards in effect during fiscal 2007. The members of the Audit Committee during fiscal 2007 were Harvey Judkowitz, Bernard Appel and Stewart Merkin. Mr. Judkowitz served as the Chairman of the Audit Committee.

In discharging its duties during fiscal 2007, the Audit Committee met with and held discussions with management and our independent auditors, Berkovits, Lago & Company, LLP. Management represented to the independent auditors that our audited financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also discussed with Berkovits, Lago & Company, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees." In addition, Berkovits, Lago & Company, LLP, provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," and the Audit Committee discussed with Berkovits, Lago & Company, LLP, its independence.

Based on the above-mentioned review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to our committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2007.

Audit Committee

Harvey Judkowitz, Chairman
Bernard Appel
Stewart Merkin

PROPOSALS TO THE STOCKHOLDERS

PROPOSAL 1. ELECTION OF DIRECTORS

The seven persons set below are proposed to be elected as directors at the Annual Meeting. If elected, each of these directors will hold office until the next Shareholder meeting in 2008 or until his or her successor is duly elected and qualified.

Bernard Appel
Josef Bauer
Peter Hon
Harvey Judkowitz
Carol Lau
Yat Tung Lau
Stewart Merkin

All of the nominees are currently serving as directors. Each nominee has agreed to be named in this Proxy Statement and to serve as a director if elected. For biographical information regarding the nominees, see "Management" section of this Proxy Statement. Management expects that each nominee will be available for election, but if any of them is not a candidate at the time when the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill such vacancy.

Vote Required and Recommendation

Assuming a quorum is present, the seven nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of directors by the shares present, in person or by proxy, shall be elected directors. Shareholders do not have the right to cumulate their votes for directors. In the election of directors, an abstention or broker non-vote will have no effect on the outcome.

The Board recommends stockholders to vote "for" each of the nominees for director set forth above.

PROPOSAL 2. RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We are asking our shareholders to ratify the Audit Committee's appointment of Berkovits, Lago & Company, LLP as our independent certified public accountants for the fiscal year ending March 31, 2008. In the event the shareholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent auditing firm at any time during the year if the Audit Committee determines that such a change would be in our company and our shareholder's best interests.

We engaged Berkovits, Lago & Company, LLP as our independent auditor on October 15, 2004 and Berkovits, Lago & Company, LLP audited our consolidated financial statements for the fiscal years ended March 31, 2007, March 31, 2006 and March 31, 2005. Representatives of Berkovits, Lago & Company, LLP are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following is a summary of the fees billed to the Singing Machine by Berkovits, Lago & Co, LLP, HLB Hodgson Impey Cheng and Grant Thornton, LLP for professional services rendered for the fiscal years ended March 31, 2007 and 2006:

Fee Category	Fiscal 2007	Fiscal 2006

Audit Fees	$227,675	$136,693
Tax Fees	15,000	18,500
All Other Fees	1,150	1,500

Total Fees	$243,825	$156,693

Audit Fees - Consists of fees billed for professional services rendered for the audit of the Singing Machine's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that were provided by Berkovits, Lago & Co, LLP, HLB Hodgson Impey Cheng and Grant Thornton LLP in connection with statutory and regulatory filings or engagements. For fiscal year 2007 amount also includes approximately $47,000 for audit fees in conjunction with acquisition by Starlight.

Tax Fees - Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

All Other Fees - Consists of fees for products and services other than the services reported above.

Out of the total fiscal 2007 and fiscal 2006 audit and other fees, $164,774 and $133,443 were billed by Berkovits, Lago and Co., LLP, respectively.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Vote Required and Recommendation

The ratification of the selection of, as our independent certified public accountants Berkovits, Lago and Company, LLP for the fiscal year ending March 31, 2008, requires the affirmative vote of the holders of a majority of shares of the Company's common stock, present in person or by proxy at the annual meeting.

The Board recommends shareholders to vote "for" the ratification of the selection of Berkovits, Lago and Company, LLP, as our independent auditors for the fiscal year ended March 31, 2008.

ANNUAL REPORT ON FORM 10-K

We are mailing copies of our Annual Report on Form 10-K for the year ended March 31, 2007 with this proxy statement to our shareholders of record as of October 1, 2007.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

We have adopted a procedure approved by the SEC called "householding." Under this procedure, certain stockholders of record who have the same address and last name will receive only one copy of our Annual Report, Proxy Statement and any additional proxy soliciting materials sent to stockholders until such time as one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce duplicate mailings and save printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to receive separate proxy cards.

If you received a household mailing this year, and you would like to have additional copies of our Annual Report and Proxy Statement mailed to you, please submit your request to Corporate Secretary, The Singing Machine Company, Inc., 6601 Lyons Road, Bldg. A-7, Coconut Creek, FL 33073, or call (954) 596-1000. Upon your request, we will promptly deliver a separate copy of our Annual Report and Proxy Statement. You may also contact us at the address or phone number above if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future. If you would like to opt out of householding for future mailings, call (954) 596-1000 or send a written request to the Corporate Secretary at the above address, and your request will be effective within 30 days.

INFORMATION CONCERNING SHAREHOLDER PROPOSALS

Under SEC rules, any stockholder who intends to present a proposal at our next Annual Meeting of Stockholders must submit the proposal, in writing, so that we receive it at our principal executive office by June 5, 2008 in order for the proposal to be included in our Proxy Statement and proxy for such meeting. The submission of a stockholder proposal does not guarantee that it will be included in our Proxy Statement. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

PROXY SOLICITATION COSTS

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the Proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

OTHER MATTERS

As of the date of this Proxy Statement, we are not aware of any matter to be presented for action at the meeting other than the matters set forth above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors, or in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

Coconut Creek, Florida
October 10, 2007

PROXY CARD

THE SINGING MACHINE COMPANY, INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON NOVEMBER 5, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Carol Lau as proxy, with the power to appoint his substitute, to represent and to vote all the shares of common stock of The Singing Machine Company, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on November 5, 2007 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

THIS IS YOUR PROXY
YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of The Singing Machine Company, Inc. to be held at the Company’s executive offices located at 6601 Lyons Road, Building A-7, Coconut Creek, Florida 33073, on Monday, November 5, 2007, beginning at 9:00 a.m. local time.

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

VOTING BY MAIL
Simply mark, sign and date your proxy card and return it in the postage-paid envelope.

COMPANY NUMBER	CONTROL NUMBER

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 & 2

1. Election of Directors Nominees:	FOR	WITHHOLD

Bernard Appel	☐	☐
Josef Bauer	☐	☐
Peter Hon	☐	☐
Harvey Judkowitz	☐	☐
Carol Lau	☐	☐
Yat Tung Lau	☐	☐
Stewart Merkin	☐	☐

(Except nominee(s) written above)

	FOR	AGAINST	ABSTAIN

2. Proposal to ratify Berkovits Lago & Company, LLP as the Company’s independent auditors for fiscal year 2008	☐	☐	☐

If you plan to attend the Annual Meeting please mark this box ☐

Dated:________________, 200_
Signature ______________________________________________________________________
Name (printed) _________________________________________________________________
Title __________________________________________________________________________

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.